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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 20, 2004


                                 HydroFlo, Inc.
                 (Name of small business issuer in our charter)


       North Carolina                  333-100099             56-2171767
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)          Identification  Number)


                     3721 Junction Blvd., Raleigh, NC 27603
              (Address of principal executive offices) (Zip Code)


(Address of principal place of business or intended principal place of business)

                  Registrant's telephone number: 919-772-9925





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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        The registrant has engaged Kingery, Crouse & Hohl, P.A. as its principal accountant to replace its former principal accountant, Grant Thornton LLP . The former accountant resigned effective January 20, 2004. The resignation of Grant Thornton LLP was accepted and the decision to retain Kingery, Crouse & Hohl, P.A. was approved by the Board of Directors of the registrant.

        During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of resignation, the Registrant has had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the subject matter in their reports. Grant Thornton LLP's reports on the financial statements of the Registrant as of and for each of the years ended June 30, 2002 and 2003were modified as to uncertainty that the Registrant will continue as a going concern; other than this, Grant Thornton LLP's reports on the above referenced financial statements neither contained an adverse opinion nor a disclaimer of opinion nor were they qualified or modified as to audit scope or accounting principles.

By letter to the Board of Directors of the Registrant dated November 14, 2003, Grant Thornton LLP notified the Registrant of certain significant continuing internal control deficiencies that Grant Thornton LLP concluded to be material weaknesses in the design and operation of internal control under standards established by the American Institute of Certified Public Accountants. As reported in our report filed on Form 10-QSB for the period ending September 30, 2003, management is confident that its financial statements for the three months ended September 30, 2003 fairly present, in all material respects, the financial condition and results of operations of the Company.

The material weaknesses have been discussed in detail among HydroFlo's Board of Directors and Grant Thornton LLP. Management has assigned high priority to the correction of these material weaknesses, and management is committed to addressing and resolving them fully. As the corporation continues its growth and strives to achieve financial stability, management intends to devote additional resources to further develop its financial accounting, analysis and reporting functions.

In addition, Grant Thornton LLP did not advise the Company with regard to any of the following:

1. That information has come to the attention of Grant Thornton LLP, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

2. That the scope of the audit should be expanded significantly, or information has come to the attention of Grant Thornton LLP that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to Grant Thornton LLP's satisfaction prior to its resignation; and Grant Thornton LLP has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from Grant Thornton LLP is filed herewith.


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        During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Kingery, Crouse & Hohl, P.A.. regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Item 5.     OTHER EVENTS

            None

Item 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            None

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

    (a)     Financial statements of businesses acquired.

            None

    (b)     Pro forma financial information.

            None
    (c)     Exhibits:

     16.1   Letter of Grant Thornton LLP


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HydroFlo, Inc.
                                             (Registrant)

                                             By: /s/ Dennis Mast
                                                 --------------------
                                                     Dennis Mast, CEO


        In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

               Signature            Title                  Date
               ---------            -----                  ----

           /s/ Dennis Mast          CEO              January 23, 2004
           ---------------
               Dennis Mast




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